                                  Exhibit 99.3

     Series 1999-1 Monthly Certificateholders' Statement for the month of
                                 February 2001

                                                                   Series 1999-1

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1999-1


Pursuant to the Master Pooling and Servicing Agreement dated as of August 21,
 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1999-1 Supplement, dated as of July 21, 1999 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's
    Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust.
       The information with respect to Series 1999-1 is set forth below:


       Date of the Certificate                            March 9, 2001
       Monthly Period ending                          February 28, 2001
       Determination Date                                 March 9, 2001
       Distribution Date                                 March 15, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                              General
===================================================================================================================================
 101   Amortization Period                                                                                     No             101
 102   Early Amortization Period                                                                               No             102
 103   Class A Investor Amount paid in full                                                                    No             103
 104   Class B Investor Amount paid in full                                                                    No             104
 105   Collateral Interest Amount paid in full                                                                 No             105
 106   Saks Incorporated is the Servicer                                                                       Yes            106

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Investor Amount
===================================================================================================================================
                                                                                                           as of the end of
                                                                           as of the end of the              the relevant
                                                                           prior Monthly Period             Monthly Period
                                                                           --------------------            -----------------
 107   Series 1999-1 Investor Amount                                            $378,375,000        107(a)   $378,375,000     107(b)
 108   Class A Investor Amount                                                  $280,000,000        108(a)   $280,000,000     108(b)
 109   Class B Investor Amount                                                  $ 30,275,000        109(a)   $ 30,275,000     109(b)
 110   Collateral Interest Amount                                               $ 68,100,000        110(a)   $ 68,100,000     110(b)

 111   Series 1999-1 Adjusted Investor Amount                                   $378,375,000        111(a)   $378,375,000     111(b)
 112   Class A Adjusted Investor Amount                                         $280,000,000        112(a)   $280,000,000     112(b)
 113   Principal Account Balance with respect to Class A                        $          -        113(a)   $          -     113(b)
 114   Class B Adjusted Investor Amount                                         $ 30,275,000        114(a)   $ 30,275,000     114(b)
 115   Principal Account Balance with respect to Class B                        $          -        115(a)   $          -     115(b)
 116   Collateral Interest Adjusted Amount                                      $ 68,100,000        116(a)   $ 68,100,000     116(b)
 117   Principal Account Balance with respect to the Collateral Interest        $          -        117(a)   $          -     117(b)

 118   Class A Certificate Rate                                                                                  5.78875%     118
 119   Class B Certificate Rate                                                                                  5.99875%     119

                                                                                                             as of the end of
                                                                               for the relevant                the relevant
                                                                                Monthly Period                Monthly Period
                                                                               ----------------              -----------------
 120   Series 1999-1 Investor Percentage with respect to Finance Charge
       Receivables                                                                   29.50%         120(a)         31.01%     120(b)
 121   Class A                                                                       21.83%         121(a)         22.95%     121(b)
 122   Class B                                                                        2.36%         122(a)          2.48%     122(b)
 123   Collateral Interest                                                            5.31%         123(a)          5.58%     123(b)

 124   Series 1999-1 Investor Percentage with respect to Principal Receivables       29.50%         124(a)         31.01%     124(b)
 125   Class A                                                                       21.83%         125(a)         22.95%     125(b)
 126   Class B                                                                        2.36%         126(a)          2.48%     126(b)
 127   Collateral Interest                                                            5.31%         127(a)          5.58%     127(b)

 128   Series 1999-1 Investor Percentage with respect to Allocable Amounts           29.50%         128(a)         31.01%     128(b)
 129   Class A                                                                       21.83%         129(a)         22.95%     129(b)
 130   Class B                                                                        2.36%         130(a)          2.48%     130(b)
 131   Collateral Interest                                                            5.31%         131(a)          5.58%     131(b)

                                                                                                                         Page 1 of 5

                                                                   Series 1999-1

----------------------------------------------------------------------------------------------------------------------------------
                                               Series 1999-1 Investor Distributions
==================================================================================================================================

  132  The sum of the daily allocations of collections of Principal Receivables for the
       relevant Monthly Period                                                                          $         -        132
  133  Class A distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                        $         -        133
  134  Class B distribution of collections of Principal Receivables per $1,000 of
       original principal amount                                                                        $         -        134
  135  Collateral Interest distribution of collections of Principal Receivables per
       $1,000 of original principal amount                                                              $         -        135
  136  Class A distribution attributable to interest per $1,000 of original principal
       amount                                                                                           $      4.50        136
  137  Class B distribution attributable to interest per $1,000 of original principal
       amount                                                                                           $      4.67        137
  138  Collateral Interest distribution attributable to interest per $1,000 of original
       principal amount                                                                                 $      3.38        138
  139  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of
       original principal amount                                                                        $      1.67        139

----------------------------------------------------------------------------------------------------------------------------------
                                              Collections Allocated to Series 1999-1
==================================================================================================================================

  140  Series allocation of collections of Principal Receivables                                        $69,497,967        140
  141  Class A                                                                                          $51,428,955        141
  142  Class B                                                                                          $ 5,560,756        142
  143  Collateral Interest                                                                              $12,508,257        143

  144  Series allocation of collections of Finance Charge Receivables                                   $ 7,214,928        144
  145  Class A                                                                                          $ 5,339,094        145
  146  Class B                                                                                          $   577,290        146
  147  Collateral Interest                                                                              $ 1,298,544        147

       Available Funds
       ---------------
  148  Class A Available Funds                                                                          $ 5,339,094        148
  149  The amount to be withdrawn from the Reserve Account to be included in Class A
       Available funds                                                                                  $         -        149
  150  Principal Investment Proceeds to be included in Class A Available Funds                          $         -        150
  151  The amount of investment earnings on amounts held in the Reserve Account to be
       included in Class A Available funds                                                              $         -        151

  152  Class B Available Funds                                                                          $   577,290        152
  153  The amount to be withdrawn from the Reserve Account to be included in Class B
       Available funds                                                                                  $         -        153
  154  Principal Investment Proceeds to be included in Class B Available Funds                          $         -        154

  155  Collateral Interest Available Funds                                                              $ 1,298,544        155
  156  The amount to be withdrawn from the Reserve Account to be included in Collateral
       Interest Available Funds                                                                         $         -        156
  157  Principal Investment Proceeds to be included in Collateral Interest Available
       Funds                                                                                            $         -        157

----------------------------------------------------------------------------------------------------------------------------------
                                                    Application of Collections
==================================================================================================================================
       Class A
       -------
  158  Class A Monthly Interest for the related Distribution Date, plus the amount of any
       Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior Distribution
       date                                                                                             $ 1,260,661        158
  159  If Saks Incorporated is no longer the Servicer, an amount equal to Class A Servicing
       fee for the related  Distribution Date                                                           $         -        159
  160  Class A Allocable Amount                                                                         $ 1,003,388        160
  161  An amount to be included in the Excess Spread                                                    $ 3,075,045        161

                                                                                                                    Series 1999-1

       Class B
       -------
  162  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not
       paid on a prior Distribution date                                                                $       141,254        162
  163  If Saks Incorporated is no longer the Servicer, an amount equal to Class B
       Servicing fee for the related Distribution Date                                                  $             -        163
  164  An amount to be included in the Excess Spread                                                    $       436,036        164

       Collateral Interest
       -------------------
  165  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral
       Interest Servicing fee for the related Distribution Date                                         $             -        165
  166  An amount to be included in the Excess Spread                                                    $     1,298,544        166

  167  Available Excess Spread                                                                          $     4,809,625        167
  168  Available Shared Excess Finance Charge Collections                                               $             -        168
  169  Total Cash Flow available for Series 1999-1 waterfall                                            $     4,809,625        169

  170  Fund any Class A Required Amount                                                                 $             -        170
  171  Class A Investor Charge Offs which have not been previously reimbursed                           $             -        171

  172  Class B Required Amount to the extent attributable to line 162 and line 163                      $             -        172

  173  Class B Allocable Amount                                                                         $       108,491        173
  174  Excess of the Required Reserve Account Amount over the amount held in the Reserve
       Account                                                                                          $             -        174
  175  An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due to: (i) Class B Investor Charge Offs; (ii) Reallocated Principal Collections;
       (iii) reallocations of the Class B Investor Amount to the Class AInvestor Amount                 $             -        175
  176  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously due but not paid to holders of the Collateral Interest
       plus additional interest                                                                         $       230,184        176
  177  Servicing Fee due for the relevant Monthly Period and not paid above plus any
       amounts previously due but not distributed to the Servicer                                       $       630,625        177
  178  Collateral Interest Allocable Amount                                                             $       244,038        178
  179  Any unreimbursed reductions of the Collateral Interest Amount, if any, due to: (i)
       Collateral Interest Charge Offs; (ii) Reallocated Principal Collections; (iii)
       reallocations of the Collateral Interest Amount to the Class A or Class B
       Investor Amount                                                                                  $             -        179
  180  Excess of the Required Spread Account Amount over the available Spread Account
       Amount                                                                                           $             -        180
  181  The aggregate of any other amounts, if any, then due to the Collateral Interest
       Holder                                                                                           $             -        181
  182  Shared Excess Finance Charge Collections                                                         $     3,596,286        182

-----------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
===================================================================================================================================

  183  Available Principal Collections held in the Collection Account                                   $    69,497,967        183
  184  Controlled Deposit Amount for the Monthly Period                                                 $             -        184
  185  Deficit Controlled Accumulation Amount                                                           $             -        185
  186  Principal Collections deposited for the Monthly Period                                           $             -        186

  187  Class A Monthly Principal                                                                        $             -        187

  188  Class B Monthly Principal (only after payout of Class A or the accumulation of
       the Class A Investor Amount)                                                                     $             -        188
  189  Available Principal Collections held in the Collection Account less portion
       of such Collections applied to Class A Monthly Principal                                         $    69,497,967        189
  190  Controlled Deposit Amount less Class A Monthly Principal                                         $             -        190

  191  Collateral Interest Monthly Principal (only after payout of Class A and Class
       B or the accumulation of the Class A and Class B Investor Amount)                                $             -        191
  192  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B Monthly Principal                                $    69,497,967        192
  193  Controlled Deposit Amount less Class A and Class B Monthly Principal                             $             -        193

                                                                                                                      Page 3 of 5

                                                                                                                 Series 1999-1
-----------------------------------------------------------------------------------------------------------------------------------
                                                 Reallocated Principal Collections
===================================================================================================================================

  194  Reallocated Principal Collections                                                                $           -     194
  195  Collateral Subordinated Principal Collections (to the extent needed to fund
       Required Amounts)                                                                                $           -     195
  196  Class B Subordinated Principal Collections (to the extent needed to fund Required
       Amounts)                                                                                         $           -     196

-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
===================================================================================================================================
                                                                                           %                Amount
                                                                                    ---------------     --------------
  197  Series 1999-1 Default Amount                                                 29.50%   197(a)     $   1,355,918     197(b)
  198  Class A Investor Default Amount                                              21.83%   198(a)     $   1,003,388     198(b)
  199  Class B Investor Default Amount                                               2.36%   199(a)     $     108,491     199(b)
  200  Collateral Interest Default Amount                                            5.31%   200(a)     $     244,038     200(b)

  201  Series 1999-1 Adjustment Amount                                                                  $           -     201
  202  Class A Adjustment Amount                                                                        $           -     202
  203  Class B Adjustment Amount                                                                        $           -     203
  204  Collateral Interest Adjustment Amount                                                            $           -     204

  205  Series 1999-1 Allocable Amount                                                                   $   1,355,918     205
  206  Class A Allocable Amount                                                                         $   1,003,388     206
  207  Class B Allocable Amount                                                                         $     108,491     207
  208  Collateral Interest Allocable Amount                                                             $     244,038     208

------------------------------------------------------------------------------------------------------------------------------------
                                                         Required Amounts
===================================================================================================================================

  209  Class A Required Amount                                                                          $           -     209
  210  Class A Monthly Interest for current Distribution Date                                           $   1,260,661     210
  211  Class A Monthly Interest previously due but not paid                                             $           -     211
  212  Class A Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                             $           -     212
  213  Class A Allocable Amount for current Distribution Date                                           $   1,003,388     213
  214  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $           -     214

  215  Class B Required Amount                                                                          $           -     215
  216  Class B Monthly Interest for current Distribution Date                                           $     141,254     216
  217  Class B Monthly Interest previously due but not paid                                             $           -     217
  218  Class B Additional Interest for prior Monthly Period or previously due but not
       paid                                                                                             $           -     218
  219  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                           $           -     219
  220  Excess of Class B Allocable Amount over funds available to make payments                         $           -     220

  221  Collateral Interest Required Amount                                                              $           -     221
  222  Collateral Monthly Interest for current Distribution Date                                        $     230,184     222
  223  Collateral Monthly Interest previously due but not paid                                          $           -     223
  224  Collateral Interest Additional Interest for prior Monthly Period or previously
       due but not paid                                                                                 $           -     224
  225  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                        $           -     225
  226  Excess of Collateral Interest Allocable Amount over funds available to make
       payments                                                                                         $           -     226

----------------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
==================================================================================================================================

       Class A
       -------
  227  Class A Investor Amount reduction                                                                $           -     227
  228  Class A Investor Charge Off                                                                      $           -     228

       Class B
       -------
  229  Class B Investor Amount reduction                                                                $           -     229
  230  Class B Investor Charge Off                                                                      $           -     230
  231  Reductions of the Class B Investor Amount due to Class A Allocable Amount                        $           -     231
  232  Reallocated Principal Collections applied to Class A                                             $           -     232

                                                                                                                    Page 4 of 5

                                                                   Series 1999-1

       Collateral Interest
       -------------------
 233   Collateral Interest Amount reduction                                                             $          -        233
 234   Collateral Interest Charge Off                                                                   $          -        234
 235   Reductions of the Collateral Interest Amount due to Class A
       and Class B Allocable Amounts                                                                    $          -        235
 236   Reallocated Principal Collections applied to Class A and Class B                                 $          -        236

 -----------------------------------------------------------------------------------------------------------------------------------
                                                          Servicing Fee
====================================================================================================================================
 237   Series 1999-1 Servicing Fee                                                                      $    630,625        237
 238   Class A Servicing Fee                                                                            $    466,667        238
 239   Class B Servicing Fee                                                                            $     50,458        239
 240   Collateral Interest Servicing Fee                                                                $    113,500        240

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Reserve Account
===================================================================================================================================
 241   Required Reserve Account Amount (if applicable)                                                       N/A            241
 242   Reserve Account reinvestment rate (if applicable)                                                     N/A            242
 243   Reserve Account reinvestment earnings                                                            $          -        243
 244   Reserve Account balance                                                                          $          -        244

 245   Accumulation Period Length                                                                         12 months         245

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Excess Spread
===================================================================================================================================
 246   Portfolio Yield for Monthly Period (excluding Shared Excess
       Finance Charge Collections from other Series)                                                          19.91%        246
 247   Base Rate for Monthly Period                                                                            7.55%        247
 248   Portfolio Yield minus Base Rate for such Monthly Period                                                12.36%        248
 249   Three month average of Portfolio Yield minus Base Rate                                                 10.03%        249


       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 9th day of March, 2001.

       Saks Incorporated,
       as Servicer

       By /s/ Scott A. Honnold
          --------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer

                                                                     Page 5 of 5